UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08403

AB INSTITUTIONAL FUNDS, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas,

New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2018

Date of reporting period: October 31, 2018

ITEM 1. REPORTS TO STOCKHOLDERS.

AB GLOBAL REAL ESTATE INVESTMENT FUND II

ANNUAL REPORT

OCTOBER 31, 2018

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at 800.221.5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at 800.221.5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Before investing in the Fund, a prospective investor should consider carefully the Fund’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the Fund’s prospectus, an additional copy of which may be obtained by visiting our website at www.Bernstein.com and clicking on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.Bernstein.com and click on “Investments”, then “Mutual Fund Information—Mutual Fund Performance at a Glance”.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.AllianceBernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year. The Fund’s portfolio holdings reports are available on the Commission’s website at www.sec.gov. The Fund’s portfolio holdings reports may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—December 14, 2018

On the following pages, you will find the 2018 annual report for AB Global Real Estate Investment Fund II (the “Fund”). The annual report covers the six-and 12-month periods ended October 31, 2018, and includes financial statements as well as notes to the financial statements, information about the recent performance of the Fund and a listing of the Fund’s holdings as of the period end.

Investment Objective and Policies

The Fund’s investment objective is total return from long-term growth of capital and income. Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of real estate investment trusts (“REITs”), and other real estate industry companies, such as real estate operating companies. The Fund invests in real estate companies that AllianceBernstein L.P. (the “Adviser”) believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

The Fund invests in US and non-US issuers. Under normal circumstances, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-US companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries.

The Fund’s investment policies emphasize investment in companies determined by the Adviser to be undervalued relative to their peers, using a fundamental value approach. In selecting real estate equity securities, the Adviser’s research and investment process seeks to identify globally those companies where the magnitude and growth of cash flow streams have not been appropriately reflected in the price of the security. These securities may trade at a more attractive valuation than others that may have similar overall fundamentals. The Adviser’s fundamental research efforts are focused on forecasting the short- and long-term normalized cash generation capability of real estate companies by isolating supply and demand for property types in local markets, determining the replacement value of properties, assessing future development opportunities, and normalizing capital structures of real estate companies.

The Fund may invest in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities include mortgage pass-through certificates, real estate mortgage investment conduit certificates and collateralized mortgage obligations. The Fund may also invest in short-term investment-grade debt securities and other fixed-income securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser also may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities (“real estate equity securities”). The Fund may enter into forward commitments and standby commitment agreements. The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or exchange-traded funds (“ETFs”). These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

Investment Results

The table on page 5 shows the Fund’s performance compared to its primary benchmark, the Financial Times Stock Exchange

(Portfolio Manager Commentary continued on next page)

2018 Annual Report	1

Portfolio Manager Commentary (continued)

European Public Real Estate Association/National Association of Real Estate Investment Trusts (“FTSE EPRA/NAREIT”) Developed Real Estate (“RE”) Index (net), for the six- and 12-month periods ended October 31, 2018. The table also includes a comparison to the global equity market, as represented by the Morgan Stanley Capital International (“MSCI”) World Index (net), as well as a comparison to the overall US stock market, as represented by the Standard & Poor’s (“S&P”) 500 Index, and to the performance of REITs in the US, as represented by the FTSE NAREIT Equity REIT Index.

During the 12-month period, the Fund outperformed the primary benchmark. Stock selection within sector contributed to relative returns. The largest contributors were from the retail and residential sectors, which were partially offset by negative stock selection in the lodging sector. Sector selection detracted, primarily due to an underweight to the retail sector and an overweight to the diversified sector, while an underweight to the lodging sector contributed.

During the six-month period, the Fund outperformed the primary benchmark. Stock selection within sector contributed to returns. The largest contributors were from the retail and residential sectors, which were partially offset by negative stock selection in the diversified sector. Sector selection detracted from returns, mainly because of an underweight to the health care sector, while an overweight to the specialty sector contributed.

The Fund utilized derivatives in the form of currency forwards for hedging and investment purposes, which added to absolute returns for the six-month period and detracted for the 12-month period. The Fund’s performance was not impacted by leverage during either period.

Market Review and Investment Strategy

Real estate markets fell during the six-month period and rose during the 12-month period ended October 31, 2018, reflecting a more muted outlook for global growth. The FTSE EPRA/NAREIT Developed RE Index (net) finished the 12-month period up 0.30%. Global equities, as measured by the MSCI World Index (net), rose 1.16% during the same period.

Real estate fundamentals were stable in most regions. In the US, most segments of the property market were characterized by balanced fundamentals; in the industrial sector, growth in e-commerce retailing supported ongoing demand growth, which has resulted in high occupancy levels and strong rent growth. In Australia, demand for office space was very strong, especially in Sydney and Melbourne. In Japan, occupancy in the office market was at a historically high level in many regions and rents continued to grow in Tokyo, though an expected increase in the supply of new office buildings loomed. In the UK, London office values declined slowly and Brexit negotiations made the outlook for demand uncertain. In Continental Europe, property values in the German residential market continued to rise.

The Fund’s Senior Investment Management Team is finding attractive opportunities across a wide group of countries and sectors, focusing on attractively priced companies with improving fundamentals, together with the balance sheet strength to withstand periods of renewed volatility.

2	AB Global Real Estate Investment Fund II

Disclosures and Risks (Unaudited)

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The FTSE® EPRA/NAREIT Developed RE Index and the FTSE NAREIT Equity REIT Index are market-value weighted indices based upon the last closing price of the month for tax-qualified REITs listed on the NYSE, AMEX and the NASDAQ. The MSCI World Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. The S&P 500® Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax; gross returns include reinvestment of dividends prior to such deduction. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall, and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest-rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Real Estate Risk: The Fund’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors affecting the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Foreign (Non-US) Risk: Investment in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: When the Fund borrows money or otherwise leverages its portfolio, it may be more volatile because

(Disclosures and Risks continued on next page)

2018 Annual Report	3

Disclosures and Risks (continued)

leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase agreements or forward commitments, or by borrowing money.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the desired results.

These risks are discussed in further detail in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes. There are no sales charges associated with investing in the Fund.

The performance shown in this report represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.Bernstein.com or by calling 212.756.4097. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.Bernstein.com, click on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports”, or call Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

4	AB Global Real Estate Investment Fund II

Historical Performance (Unaudited)

The Fund vs. Its Benchmarks

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH OCTOBER 31, 2018	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS
AB Global Real Estate Investment Fund II Class I1	-0.49%	1.82%	5.42%	10.10%
Primary Benchmark: FTSE EPRA/NAREIT Developed RE Index (net)	-1.02%	0.30%	4.06%	9.15%
FTSE EPRA/NAREIT Developed RE Index (gross)	-0.59%	1.23%	4.96%	10.02%
MSCI World Index (net)	-2.17%	1.16%	6.81%	10.02%
S&P 500 Index	3.40%	7.35%	11.34%	13.24%
FTSE NAREIT Equity REIT Index	5.61%	1.42%	8.06%	11.65%

[1]	There are no sales charges associated with an investment in the Fund. Total returns and average annual returns are therefore the same.

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratio as 0.69% for Class I shares. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratio shown above may differ from the expense ratio in the Financial Highlights section since they are based on different time periods.

Growth of a $2,000,000 Investment in the Fund

The chart illustrates the total value of an assumed $2,000,000 investment as compared to the performance of the Fund’s primary benchmark, the FTSE EPRA/NAREIT Developed RE Index (net), and the overall global stock market as represented by the MSCI World Index (net), for the 10-year period ended October 31, 2018. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

2018 Annual Report	5

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE MAY 1, 2018	ENDING ACCOUNT VALUE OCTOBER 31, 2018	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
Actual	$1,000	$995.10	$3.57	0.71%
Hypothetical* *	$1,000	$1,021.63	$3.62	0.71%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
* *	Assumes 5% annual return before expenses.

6	AB Global Real Estate Investment Fund II

Portfolio Summary—October 31, 2018 (Unaudited)

Portfolio Statistics

Net Assets ($mil): $287.9

Industry Breakdown[1]

Country Breakdown[1]

1	All data are as of October 31, 2018. The Fund’s industry and country breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.7% or less in the following countries: Brazil, Ireland, Israel, Netherlands, New Zealand, Norway and Portugal.

Please note: The industry classifications presented herein are based on industry categorization methodology of the Adviser. These industry classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific sector information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

2018 Annual Report	7

Portfolio Summary—October 31, 2018 (Unaudited) (continued)

Ten Largest Holdings1

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Simon Property Group, Inc.	$13,204,264	4.6%
Prologis, Inc.	9,420,356	3.3
Vonovia SE	8,475,463	3.0
Mitsui Fudosan Co., Ltd.	7,240,897	2.5
Deutsche Wohnen SE	6,618,601	2.3
CK Asset Holdings Ltd.	5,801,654	2.0
Essex Property Trust, Inc.	5,765,432	2.0
Digital Realty Trust, Inc.	5,579,138	1.9
Alexandria Real Estate Equities, Inc.	5,551,687	1.9
Mid-America Apartment Communities, Inc.	5,144,431	1.8
	$72,801,923	25.3%

1	Long-term investments.

8	AB Global Real Estate Investment Fund II

Portfolio of Investments

Portfolio of Investments

AB Global Real Estate Investment Fund II

October 31, 2018

Company	Shares	U.S. $ Value
COMMON STOCKS–98.8%
Real Estate–95.1%
Diversified Real Estate Activities–4.9%
Mitsubishi Estate Co., Ltd.	88,700	$1,417,586
Mitsui Fudosan Co., Ltd.	321,500	7,240,897
Sumitomo Realty & Development Co., Ltd.	130,000	4,466,806
UOL Group Ltd.	245,900	1,071,051

		14,196,340

Diversified REITs–8.7%
Armada Hoffler Properties, Inc.	198,343	2,971,178
Covivio	24,740	2,482,438
Empire State Realty Trust, Inc.–Class A	152,860	2,424,360
Fibra Uno Administracion SA de CV	713,400	763,859
GPT Group (The)	799,750	2,924,863
H&R Real Estate Investment Trust	120,760	1,826,375
Hulic Reit, Inc.	1,659	2,414,044
ICADE	15,675	1,329,797
Kenedix Office Investment Corp.–Class A	279	1,728,945
Land Securities Group PLC	105,110	1,143,397
Merlin Properties Socimi SA	248,372	3,112,120
Mirvac Group	1,283,170	1,973,818

		25,095,194

Health Care REITs–4.8%
HCP, Inc.	159,470	4,393,398
LTC Properties, Inc.	53,340	2,281,352
Medical Properties Trust, Inc.	249,190	3,702,963
Sabra Health Care REIT, Inc.	155,330	3,362,895

		13,740,608

Hotel & Resort REITs–2.5%
Park Hotels & Resorts, Inc.	141,000	4,098,870
RLJ Lodging Trust	165,830	3,223,735

		7,322,605

Industrial REITs–9.6%
Duke Realty Corp.	168,170	4,636,447
Goodman Group	320,410	2,354,835
Nippon Prologis REIT, Inc.	1,026	2,065,243
PLA Administradora Industrial S de RL de CV(a)	102,298	125,246
Prologis, Inc.	146,120	9,420,356
Rexford Industrial Realty, Inc.	87,040	2,756,557
Segro PLC	177,164	1,388,943
STAG Industrial, Inc.	121,070	3,203,512
Tritax Big Box REIT PLC	895,720	1,635,279

		27,586,418

Office REITs–11.1%
Alexandria Real Estate Equities, Inc.	45,420	5,551,687
alstria office REIT-AG	131,530	1,893,468
Brandywine Realty Trust	133,570	1,877,994
CapitaLand Commercial Trust	1,377,400	1,721,130
Champion REIT	2,138,000	1,438,626
City Office REIT, Inc.	70,310	774,816
Columbia Property Trust, Inc.	142,447	3,197,935
Company	Shares	U.S. $ Value
Hibernia REIT PLC	486,770	$766,363
Highwoods Properties, Inc.	51,000	2,174,640
Ichigo Office REIT Investment	1,863	1,529,227
Japan Real Estate Investment Corp.	285	1,470,840
JBG SMITH Properties	44,730	1,676,481
Kilroy Realty Corp.	41,600	2,865,408
Nippon Building Fund, Inc.	503	2,874,462
Workspace Group PLC	174,550	2,139,358

		31,952,435

Real Estate Development–2.6%
CK Asset Holdings Ltd.	891,500	5,801,654
Instone Real Estate Group AG(a)(b)	36,330	852,200
Metrovacesa SA(a)(b)	65,640	807,391

		7,461,245

Real Estate Operating Companies–13.7%
Aroundtown SA	481,390	3,994,643
Azrieli Group Ltd.	31,760	1,542,201
CA Immobilien Anlagen AG	69,840	2,273,458
Deutsche Wohnen SE	144,700	6,618,601
Entra ASA(b)	105,519	1,427,814
Essential Properties Realty Trust, Inc.	212,640	2,891,904
Fabege AB	163,800	2,091,625
Hemfosa Fastigheter AB	212,720	2,628,011
Kungsleden AB	171,720	1,200,347
Swire Properties Ltd.	776,400	2,653,212
Vonovia SE	185,473	8,475,463
Wharf Real Estate Investment Co., Ltd.	603,000	3,747,120

		39,544,399

Real Estate Services–0.7%
Unibail-Rodamco-Westfield	11,090	2,006,835

Residential REITs–14.0%
American Campus Communities, Inc.	103,550	4,091,260
American Homes 4 Rent–Class A	196,670	4,143,837
Camden Property Trust	53,720	4,849,304
Essex Property Trust, Inc.	22,990	5,765,432
Independence Realty Trust, Inc.	293,270	2,906,306
Japan Rental Housing Investments, Inc.	1,826	1,433,154
Killam Apartment Real Estate Investment Trust	250,640	3,078,620
Mid-America Apartment Communities, Inc.	52,650	5,144,431
Northview Apartment Real Estate Investment Trust	75,400	1,449,637
Sun Communities, Inc.	48,438	4,866,566
UNITE Group PLC (The)	224,980	2,449,623

		40,178,170

Retail REITs–14.8%
Agree Realty Corp.	33,410	1,913,391
Brixmor Property Group, Inc.	222,590	3,605,958
BWP Trust	710,109	1,742,588
Charter Hall Retail REIT	489,612	1,475,668
Eurocommercial Properties NV	52,400	1,937,329
Fukuoka REIT Corp.	1,182	1,784,271
Japan Retail Fund Investment Corp.	958	1,769,419
Link REIT	385,360	3,424,728
National Retail Properties, Inc.	97,060	4,537,555
Regency Centers Corp.	76,920	4,873,651
Retail Opportunity Investments Corp.	137,350	2,415,986
Simon Property Group, Inc.	71,950	13,204,264

		42,684,808

2018 Annual Report	9

Portfolio of Investments (continued)

Company	Shares	U.S. $ Value
Specialized REITs–7.7%
American Tower Corp.	10,100	$1,573,681
CubeSmart	135,150	3,916,647
Digital Realty Trust, Inc.	54,030	5,579,138
EPR Properties	35,050	2,409,337
Equinix, Inc.	6,170	2,336,826
MGM Growth Properties LLC–Class A	74,890	2,118,638
National Storage Affiliates Trust	125,510	3,342,331
Safestore Holdings PLC	119,020	812,686

		22,089,284

		273,858,341

Transportation–1.1%
Highways & Railtracks–1.1%
Transurban Group	387,403	3,116,018

Materials–0.9%
Construction Materials–0.9%
Fletcher Building Ltd.(a)	331,384	1,312,588
Grupo Cementos de Chihuahua SAB de CV	254,610	1,378,760

		2,691,348

Health Care Equipment & Services–0.7%
Health Care Facilities–0.7%
Chartwell Retirement Residences	188,150	2,019,491

Company	Shares	U.S. $ Value
Banks–0.4%
Diversified Banks–0.4%
Banco Comercial Portugues SA(a)	4,832,430	$1,299,858

Capital Goods–0.3%
Industrial Conglomerates–0.3%
Hopewell Holdings Ltd.	285,500	882,139

Consumer Durables & Apparel–0.3%
Homebuilding–0.3%
Construtora Tenda SA(a)	100,200	768,159

Total Common Stocks (cost $267,819,904)		284,635,354

SHORT-TERM INVESTMENTS–0.4%
Investment Companies–0.4%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 2.08%(c)(d)(e) (cost $1,070,192)	1,070,192	1,070,192

Total Investments—99.2% (cost $268,890,096)		285,705,546

Other assets less liabilities—0.8%		2,199,488

Net Assets—100.0%		$287,905,034

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	BRL	1,786	USD	480	11/05/18	$491
Bank of America, NA	USD	486	BRL	1,786	11/05/18	(6,072)
Bank of America, NA	GBP	1,321	USD	1,688	11/14/18	(1,542)
Bank of America, NA	NZD	2,125	USD	1,398	11/14/18	10,865
Bank of America, NA	USD	2,981	JPY	338,742	11/14/18	23,302
Bank of America, NA	USD	603	NZD	920	11/14/18	(2,202)
Bank of America, NA	BRL	1,786	USD	485	12/04/18	6,288
Barclays Bank PLC	USD	2,968	CHF	2,927	11/14/18	(58,718)
Barclays Bank PLC	USD	3,135	SGD	4,310	11/14/18	(22,705)
BNP Paribas SA	AUD	2,068	USD	1,469	11/14/18	3,990
BNP Paribas SA	USD	1,979	AUD	2,686	11/14/18	(76,308)
Citibank, NA	BRL	3,306	USD	798	11/05/18	(90,071)
Citibank, NA	USD	889	BRL	3,306	11/05/18	(908)
Citibank, NA	MXN	49,490	USD	2,531	11/14/18	97,843
Citibank, NA	USD	661	CAD	855	11/14/18	(11,060)
Citibank, NA	USD	729	EUR	626	11/14/18	(19,769)
Citibank, NA	USD	688	JPY	75,749	11/14/18	(15,715)
Citibank, NA	USD	1,255	NOK	10,206	11/14/18	(43,312)
Citibank, NA	USD	969	SEK	8,836	11/14/18	(2,924)

10	AB Global Real Estate Investment Fund II

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	EUR	837	USD	969	2/14/19	$11,715
Citibank, NA	USD	654	JPY	72,867	2/14/19	(1,938)
Deutsche Bank AG	EUR	5,864	USD	6,728	11/14/18	79,761
Deutsche Bank AG	JPY	132,490	USD	1,180	11/14/18	5,187
Deutsche Bank AG	SEK	4,915	USD	561	11/14/18	23,484
Goldman Sachs Bank USA	JPY	314,401	USD	2,866	11/14/18	77,090
Goldman Sachs Bank USA	SEK	4,586	USD	519	11/14/18	17,567
Goldman Sachs Bank USA	USD	729	CAD	953	11/14/18	(5,053)
JPMorgan Chase Bank, NA	NOK	5,088	USD	610	11/14/18	6,300
JPMorgan Chase Bank, NA	USD	774	EUR	679	11/14/18	(4,580)
JPMorgan Chase Bank, NA	USD	833	GBP	632	11/14/18	(24,838)
JPMorgan Chase Bank, NA	AUD	1,274	USD	903	2/14/19	(497)
Morgan Stanley & Co., Inc.	CAD	1,808	USD	1,378	11/14/18	4,149
Morgan Stanley & Co., Inc.	USD	1,311	GBP	1,007	11/14/18	(22,921)
Morgan Stanley & Co., Inc.	USD	748	JPY	83,120	2/14/19	(5,077)
Natwest Markets PLC	NOK	5,118	USD	606	11/14/18	(1,737)
Natwest Markets PLC	USD	2,060	EUR	1,794	11/14/18	(26,359)
Natwest Markets PLC	NOK	10,190	USD	1,249	2/14/19	34,437
Standard Chartered Bank	BRL	1,520	USD	409	11/05/18	417
Standard Chartered Bank	USD	407	BRL	1,520	11/05/18	1,313
State Street Bank & Trust Co.	AUD	618	USD	440	11/14/18	2,437
State Street Bank & Trust Co.	EUR	3,239	USD	3,807	11/14/18	135,051
State Street Bank & Trust Co.	SEK	12,872	USD	1,460	11/14/18	52,470
State Street Bank & Trust Co.	USD	369	EUR	316	11/14/18	(11,058)
State Street Bank & Trust Co.	USD	858	GBP	651	11/14/18	(25,883)
State Street Bank & Trust Co.	USD	294	JPY	32,400	11/14/18	(6,670)
State Street Bank & Trust Co.	USD	313	MXN	6,303	11/14/18	(2,722)
State Street Bank & Trust Co.	USD	790	SGD	1,077	11/14/18	(12,498)
State Street Bank & Trust Co.	AUD	378	USD	268	2/14/19	(197)
State Street Bank & Trust Co.	AUD	625	USD	446	2/14/19	2,397
State Street Bank & Trust Co.	USD	219	JPY	24,200	2/14/19	(2,236)
UBS AG	EUR	868	USD	1,012	2/14/19	18,953

						$109,937

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, the aggregate market value of these securities amounted to $3,087,405 or 1.1% of net assets.
(c)	Affiliated investments.
(d)	The rate shown represents the 7-day yield as of period end.
(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

MXN—Mexican Peso

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

SGD—Singapore Dollar

USD—United States Dollar

Glossary:

REIT—Real Estate Investment Trust

See notes to financial statements.

2018 Annual Report	11

Statement of Assets & Liabilities—October 31, 2018

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $267,819,904)	$284,635,354
Affiliated issuers (cost $1,070,192)	1,070,192
Foreign currencies, at value (cost $696,229)	671,277
Receivable for investment securities sold	1,798,560
Unrealized appreciation on forward currency exchange contracts	615,507
Unaffiliated dividends receivable	584,538
Receivable for capital stock sold	151,967
Affiliated dividends receivable	4,792

Total assets	289,532,187

LIABILITIES
Payable for investment securities purchased and foreign currency transactions	535,208
Unrealized depreciation on forward currency exchange contracts	505,570
Payable for capital stock redeemed	264,608
Advisory fee payable	135,851
Administrative fee payable	22,567
Directors’ fees payable	2,121
Transfer Agent fee payable	1,500
Accrued expenses and other liabilities	159,728

Total liabilities	1,627,153

NET ASSETS	$287,905,034

COMPOSITION OF NET ASSETS
Capital stock, at par	$27,128
Additional paid-in capital	272,811,920
Distributable earnings	15,065,986

$287,905,034

Class I Net Asset Value Per Share—3 billion shares of capital stock authorized, $.001 par value (based on 27,128,277 capital shares outstanding)	$10.61

See Notes to Financial Statements.

12	AB Global Real Estate Investment Fund II

Statement of Operations—year ended October 31, 2018

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $533,225)	$10,425,072
Affiliated issuers	23,105	$10,448,177

EXPENSES
Advisory fee (see Note B)	1,711,069
Custodian	123,486
Audit and tax	86,264
Administrative	66,266
Legal	43,386
Transfer agency	39,930
Registration fees	30,796
Directors’ fees	25,423
Printing	21,312
Miscellaneous	34,421

Total expenses	2,182,353
Less: expenses waived and reimbursed by the Adviser (see Notes B & D)	(3,202)

Net expenses		2,179,151

Net investment income		8,269,026

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions		11,754,602
Forward currency exchange contracts		(479,567)
Foreign currency transactions		212,232
Net change in unrealized appreciation/depreciation of:
Investments		(13,590,743)
Forward currency exchange contracts		(60,145)
Foreign currency denominated assets and liabilities		(19,093)

Net loss on investment and foreign currency transactions		(2,182,714)

Net Increase in Net Assets from Operations		$6,086,312

See Notes to Financial Statements.

2018 Annual Report	13

Statement of Changes in Net Assets

	YEAR ENDED 10/31/18	YEAR ENDED 10/31/17

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$8,269,026	$7,626,323
Net realized gain on investment and foreign currency transactions	11,487,267	6,836,944
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(13,669,981)	12,917,388

Net increase in net assets from operations	6,086,312	27,380,655
Distributions to shareholders	(18,385,073)	(14,061,856)
Capital Stock Transactions
Net decrease	(27,440,635)	(24,994,778)

Total decrease	(39,739,396)	(11,675,979)

NET ASSETS
Beginning of period	327,644,430	339,320,409

End of period	$287,905,034	$327,644,430

See Notes to Financial Statements.

14	AB Global Real Estate Investment Fund II

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS I
	YEAR ENDED OCTOBER 31, 2018		YEAR ENDED OCTOBER 31, 2017		YEAR ENDED OCTOBER 31, 2016		YEAR ENDED OCTOBER 31, 2015		YEAR ENDED OCTOBER 31, 2014
Net asset value, beginning of period	$11.04		$10.61		$10.63		$10.77		$10.35

Income From Investment Operations
Net investment income (a)	.29	(b)	.25	(b)†	.28	(b)	.23		.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.08)		.63		.13		.03		.73
Contributions from Affiliates	0		0		0		.00	(c)	0

Net increase in net asset value from operations	.21		.88		.41		.26		1.00

Less: Dividends
Dividends from net investment income	(.64)		(.45)		(.43)		(.40)		(.58)

Net asset value, end of period	$10.61		$11.04		$10.61		$10.63		$10.77

Total Return
Total investment return based on net asset value (d)	1.82%		8.61%	†	4.04%		2.49%		10.45%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$287,905		$327,644		$339,320		$363,574		$403,479
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.70%		.69%		.69%		.68%		.67%
Expenses, before waivers/reimbursements	.70%		.69%		.69%		.68%		.67%
Net investment income	2.66%	(b)	2.32%	(b)†	2.64%	(b)	2.13%		2.62%
Portfolio turnover rate.	70%		81%		71%		78%		78%

(a)	Based on average shares outstanding.
(b)	Net of fees and expenses waived/reimbursed by the Adviser.
(c)	Amount is less than $.005.
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
†	For the year ended October 31, 2017, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

NET INVESTMENT INCOME PER SHARE	NET INVESTMENT INCOME RATIO	TOTAL RETURN
$.002	.02%	.02%

See notes to financial statements.

2018 Annual Report	15

Notes to Financial Statements

NOTE A	Significant Accounting Policies

AB Institutional Funds, Inc. (the “Company”), was organized as a Maryland corporation on October 3, 1997 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end series investment company. The Company is comprised of one fund, AB Global Real Estate Investment Fund II (the “Fund”). The Fund offers Class I shares. Sales are made without a sales charge, at the Fund’s net asset value per share. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1.	Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

16	AB Global Real Estate Investment Fund II

2.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2018:

INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Assets:
Common Stocks:
Real Estate	$163,546,582	$110,311,759		$0	$273,858,341
Transportation	0	3,116,018		0	3,116,018
Materials	1,378,760	1,312,588		0	2,691,348
Health Care Equipment & Services	2,019,491	0		0	2,019,491
Banks	0	1,299,858		0	1,299,858
Capital Goods	0	882,139		0	882,139
Consumer Durables & Apparel	768,159	0		0	768,159
Short-Term Investments	1,070,192	0		0	1,070,192
Total Investments in Securities	168,783,184	116,922,362	(a)	0	285,705,546
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	0	615,507		0	615,507
Liabilities:
Forward Currency Exchange Contracts	0	(505,570)		0	(505,570)
Total(c)(d)(e)	$168,783,184	$117,032,299		$0	$285,815,483

(a)

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

2018 Annual Report	17

Notes to Financial Statements (continued)

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)	An amount of $2,480,751 was transferred from Level 1 to Level 2 due to decrease in trading volume during the reporting period.

(d)	An amount of $16,610,751 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

(e)	There were no transfers from Level 2 to Level 1 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3.	Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4.	Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders.

18	AB Global Real Estate Investment Fund II

Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5.	Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6.	Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B	Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion of the Fund’s daily net assets. The fee is accrued daily and paid monthly.

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including AllianceBernstein L.P., the investment adviser to the Funds (“the Adviser”). During the second quarter of 2018, AXA Equitable completed the IPO, and, as a result, AXA held approximately 72.2% of the outstanding common stock of AXA Equitable as of September 30, 2018. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Fund’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018 for shareholders of each Fund to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory

2018 Annual Report	19

Notes to Financial Statements (continued)

agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the December 11, 2018 meeting, shareholders approved the new and future investment advisory agreements.

On November 20, 2018 AXA completed a public offering of 60,000,000 shares of AXA Equitable’s common stock and simultaneously sold 30,000,000 of such shares to AXA Equitable pursuant to a separate agreement with it. As a result AXA currently owns approximately 59.2% of the shares of common stock of AXA Equitable.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2018, the reimbursement for such services amounted to $66,266.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $18,000 for the year ended October 31, 2018.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio until August 31, 2019. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2018, such waiver amounted to $2,602.

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2018 is as follows:

FUND	MARKET VALUE 10/31/17 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 10/31/18 (000)	DIVIDEND INCOME (000)
Government Money Market Portfolio	$1,885	$83,604	$84,419	$1,070	$22
Government Money Market Portfolio*	0	9,431	9,431	0	1

Total				$1,070	$23

*	Investments of cash collateral for securities lending transactions (see Note D).

Brokerage commissions paid on investment transactions for the year ended October 31, 2018 amounted to $300,058, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C	Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2018 were as follows:

	PURCHASES	SALES
Investment securities (excluding U.S. government securities)	$215,457,260	$252,312,255
U.S. government securities	0	0

20	AB Global Real Estate Investment Fund II

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$276,711,695

Gross unrealized appreciation	$27,525,491
Gross unrealized depreciation	(18,566,843)

Net unrealized appreciation	$8,958,648

1.	Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2018, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the year ended October 31, 2018, the Fund had entered into the following derivatives:

	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$615,507	Unrealized depreciation on forward currency exchange contracts	$505,570
Total		$615,507		$505,570

2018 Annual Report	21

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$(479,567)	$(60,145)
Total		$(479,567)	$(60,145)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2018:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$26,298,094
Average principal amount of sale contracts	$29,917,396

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

COUNTERPARTY	DERIVATIVES ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
Bank of America, NA	$40,946	$(9,816)	$0	$0	$31,130
BNP Paribas SA	3,990	(3,990)	0	0	0
Citibank, NA	109,558	(109,558)	0	0	0
Deutsche Bank AG	108,432	0	0	0	108,432
Goldman Sachs Bank USA	94,657	(5,053)	0	0	89,604
JPMorgan Chase Bank, NA	6,300	(6,300)	0	0	0
Morgan Stanley & Co., Inc.	4,149	(4,149)	0	0	0
Natwest Markets PLC	34,437	(28,096)	0	0	6,341
Standard Chartered Bank	1,730	0	0	0	1,730
State Street Bank & Trust Co.	192,355	(61,264)	0	0	131,091
UBS AG	18,953	0	0	0	18,953
Total	$615,507	$(228,226)	$0	$0	$387,281	^

COUNTERPARTY	DERIVATIVES LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
Bank of America, NA	$9,816	$(9,816)	$0	$0	$0
Barclays Bank PLC	81,423	0	0	0	81,423
BNP Paribas SA	76,308	(3,990)	0	0	72,318
Citibank, NA	185,697	(109,558)	0	0	76,139
Goldman Sachs Bank USA	5,053	(5,053)	0	0	0
JPMorgan Chase Bank, NA	29,915	(6,300)	0	0	23,615

22	AB Global Real Estate Investment Fund II

COUNTERPARTY	DERIVATIVES LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
Morgan Stanley & Co., Inc.	$27,998	$(4,149)	$0	$0	$23,849
Natwest Markets PLC	28,096	(28,096)	0	0	0
State Street Bank & Trust Co.	61,264	(61,264)	0	0	0
Total	$505,570	$(228,226)	$0	$0	$277,344	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2.	Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE D	Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At October 31, 2018, the Fund had no securities on loan. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned net securities lending income of $1,234 from Government Money Market Portfolio, inclusive of a rebate expense paid to the borrower, for the year ended October 31, 2018; this amount is reflected in the statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2018, such waiver amounted to $600. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

2018 Annual Report	23

Notes to Financial Statements (continued)

NOTE E	Capital Stock

Transactions in capital shares were as follows:

	SHARES		AMOUNT

	YEAR ENDED OCTOBER 31, 2018	YEAR ENDED OCTOBER 31, 2017	YEAR ENDED OCTOBER 31, 2018	YEAR ENDED OCTOBER 31, 2017
Shares sold	3,736,858	3,237,190	$40,700,911	$34,341,699
Shares issued in reinvestment of dividends	1,430,025	1,207,757	15,666,543	12,298,156
Shares redeemed	(7,703,621)	(6,749,960)	(83,808,089)	(71,634,633)

Net decrease	(2,536,738)	(2,305,013)	$(27,440,635)	$(24,994,778)

NOTE F	Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Real Estate Risk—The Fund’s investments in the real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts, or “REITs”, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Backed and/or Other Asset-Backed Securities Risk—Investments in mortgage-backed and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by

24	AB Global Real Estate Investment Fund II

the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G	Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2018.

NOTE H	Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2018 and October 31, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$18,385,073	$14,061,856

Total taxable distributions paid	$18,385,073	$14,061,856

As of October 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$6,136,456
Accumulated capital and other losses	0	(a)
Unrealized appreciation/(depreciation)	8,929,523	(b)

Total accumulated earnings/(deficit)	$15,065,979

(a)

During the fiscal year, the Fund utilized $371,411 of capital loss carry forwards to offset current year net realized gains. The Fund also had $9,939,598 of capital loss carryforwards expire during the fiscal year.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs) and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2018, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the expiration of capital loss carryforwards resulted in a net increase in distributable earnings and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I	Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU 2018-13 are effective for all entities for fiscal years, and interim periods

2018 Annual Report	25

Notes to Financial Statements (continued)

within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has evaluated the impact of the amendments and determined the effect of the adoption of the rules will simplifies certain disclosure requirements on the financial statements.

NOTE J	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

26	AB Global Real Estate Investment Fund II

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of AB Global Real Estate Investment Fund II:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Global Real Estate Investment Fund II (the “Fund”), (one of the funds constituting the AB Institutional Funds, Inc. (the “Company”)), including the portfolio of investments, as of October 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Institutional Funds, Inc.) at October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 27, 2018

2018 Annual Report	27

2018 Federal Tax Information (Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2018. For individual shareholders, the Fund designates 7.86% of dividends paid as qualified dividend income.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2019.

28	AB Global Real Estate Investment Fund II

AB Global Real Estate Investment Fund II

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1)

Chairman

Michael J. Downey(1)

William H. Foulk, Jr.(1)

Nancy P. Jacklin(1)

Robert M. Keith

President and Chief Executive Officer

Carol C. McMullen(1)

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Eric J. Franco(2)

Vice President

Ajit D. Ketkar(2)

Vice President

Emilie D. Wrapp

Secretary

Michael B. Reyes

Senior Analyst

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Phyllis J. Clarke

Controller

Vincent S. Noto

Chief Compliance Officer

PRINCIPAL UNDERWRITER

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

LEGAL COUNSEL

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

TRANSFER AGENT

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.
(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global REIT Senior Investment Management Team. Messrs. Franco and Ketkar are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

2018 Annual Report	29

Management of the Fund

BOARD OF DIRECTORS INFORMATION The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.
Name, Address*, Age, (Year First Elected**)	Principal Occupation(s) During Past Five (5) Years and Other Information***	Portfolios in AB Fund Complex Overseen By Director	Other Public Company Directorships Currently Held By Director
INTERESTED DIRECTOR
Robert M. Keith,+ 1345 Avenue of the Americas New York, NY 10105 58 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	95	None
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr.,# Chairman of the Board 77 (2005)	Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	95	Xilinx, Inc. (programmable logic semi-conductors) since 2007

30	AB Global Real Estate Investment Fund II

BOARD OF DIRECTORS INFORMATION (continued)
Name, Address*, Age, (Year First Elected**)	Principal Occupation(s) During Past Five (5) Years and Other Information***	Portfolios in AB Fund Complex Overseen By Director	Other Public Company Directorships Currently Held By Director
Michael J. Downey,# 74 (2005)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	95	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

William H. Foulk, Jr.,#^ 86 (1997)	Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund-related organizations and committees.	95	None

2018 Annual Report	31

Management of the Fund (continued)

BOARD OF DIRECTORS INFORMATION (continued)
Name, Address*, Age, (Year First Elected**)	Principal Occupation(s) During Past Five (5) Years and Other Information***	Portfolios in AB Fund Complex Overseen By Director	Other Public Company Directorships Currently Held By Director
Nancy P. Jacklin,# 70 (2006)	Private Investor since prior to 2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	95	None

Carol C. McMullen,# 63 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	95	None

32	AB Global Real Estate Investment Fund II

BOARD OF DIRECTORS INFORMATION (continued)
Name, Address*, Age, (Year First Elected**)	Principal Occupation(s) During Past Five (5) Years and Other Information***	Portfolios in AB Fund Complex Overseen By Director	Other Public Company Directorships Currently Held By Director
Garry L. Moody,# 66 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	95	None

Earl D. Weiner,# 79 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	95	None

* The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

** There is no stated term of office for the Fund’s Directors.

*** The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+ Mr. Keith is an “interested person” of the Portfolio as defined in the Investment Company Act of 1940, due to his position as a Senior Vice President of the Adviser.

# Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

^ Mr. Foulk is expected to retire on or about December 31, 2018.

2018 Annual Report	33

Management of the Fund (continued)

OFFICERS OF THE FUND Certain information concerning the Fund’s Officers is listed below.
Name, Address* and Age	Principal Position(s) Held With Fund	Principal Occupation During Past Five (5) Years
Robert M. Keith 58	President and Chief Executive Officer	See biography above.

Eric J. Franco 58	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Ajit Ketkar 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Emilie D. Wrapp 63	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2013.

Michael B. Reyes 42	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2013.

Joseph J. Mantineo 59	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2013.

Phyllis J. Clarke 57	Controller	Vice President of ABIS**, with which she has been associated since prior to 2013.

Vincent S. Noto 54	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

* The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

** The Adviser, ABI and ABIS are affiliates of the Fund.

   The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

34	AB Global Real Estate Investment Fund II

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

As described in more detail in the Proxy Statement for the AB Funds dated August 20, 2018, the Boards of the AB Funds, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) for the AB Funds, including AB Institutional Funds, Inc. in respect of AB Global Real Estate Investment Fund II (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the AB Funds, including the Fund’s Advisory Agreement, resulting in the automatic termination of such advisory agreements.

At the same meeting, the AB Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the AB Funds, including the Fund, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The shareholders of the Fund subsequently approved the Proposed Agreements at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreements.

A discussion regarding the basis for the Boards’ approvals is set forth below.

Information Regarding the Review and Approval of the Fund’s Proposed New Advisory Agreement and Interim Advisory Agreement in the Context of Potential Assignments

At a meeting of the AB Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement and current sub-advisory agreement, as applicable, will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves them. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement, except that the Current Agreements for certain FlexFee funds were approved in February 2017. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, in particular in cases where the last approval of a Current Agreement was relatively recent, including the Boards’ general satisfaction with the nature and quality of services being provided and, as applicable, in the case of certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the

2018 Annual Report	35

Information Regarding the Review and Approval of the Fund’s Advisory Agreement (continued)

selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that certain Proposed Agreements, similar to the corresponding Current Agreements, provide that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses, as applicable. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable. The Directors were unable to consider historical information about the profitability of certain Funds that had recently commenced operations and for which historical profitability information was not available. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Proposed Agreements.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of

36	AB Global Real Estate Investment Fund II

the Adviser) in respect of certain classes of the shares of most of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by most of the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the “15(c) provider”) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. In the case of the ACS Funds, the Directors noted that the management fee rate is zero but also were cognizant that the Adviser is indirectly compensated by the wrap fee program sponsors that use the ACS Funds as an investment vehicle for their clients.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows (in the case of open-end Funds); (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

2018 Annual Report	37

Information Regarding the Review and Approval of the Fund’s Advisory Agreement (continued)

The Directors noted that many of the Funds may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratio of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

The Directors did not consider comparative expense information for the ACS Funds because those Funds do not bear ordinary expenses.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

The Directors did not consider the extent to which fee levels in the Advisory Agreement for the ACS Funds reflect economies of scale because that Advisory Agreement does not provide for any compensation to be paid to the Adviser by the ACS Funds and the expense ratio of each of those Funds is zero.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

38	AB Global Real Estate Investment Fund II

Information Regarding the Review and Approval of the Fund’s Current Advisory Agreement

The disinterested directors (the “directors”) of AB Institutional Funds, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Global Real Estate Investment Fund II (the “Fund”) at a meeting held on May 1-3, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s former Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s former Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for

2018 Annual Report	39

Information Regarding the Review and Approval of the Fund’s Advisory Agreement (continued)

information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class I Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class I Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the materials from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another AB Fund with a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions; (iii) must prepare and distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater

40	AB Global Real Estate Investment Fund II

entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class I shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class I expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

2018 Annual Report	41

Distributor

AB GLOBAL REAL ESTATE INVESTMENT FUND II, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

BIREIT-0151-1018

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, William H. Foulk, Jr. and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Global Real Estate Investment Fund II	2017	$48,568	$40	$34,662
	2018	$48,563	$—	$47,271

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Global Real Estate Investment Fund II	2017	$757,817	$34,702
			$(40)
			$(34,662)
	2018	$604,850	$47,271
			$—
			$(47,271)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Institutional Funds, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 28, 2018

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	December 28, 2018